EXHIBIT 99.2
                                 ------------

                               The Confirmation

                                                                  EXHIBIT 99.2


                    SWISS RE FINANCIAL PRODUCTS CORPORATION
                              55 East 52nd Street
                           New York, New York 10055
                   Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:      May 24, 2006

TO: The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7 (the Trustee") ("Party B")
           101 Barclay Street, 8W,
           New York, New York 10286,
           Attention: Corporate Trust Administration, CWALT, Series 2006-OA7

FROM:      Swiss Re Financial Products Corporation ("Party A")

RE:        CORRIDOR TRANSACTION - The LIBOR Certificates

Our Reference Number: 866211

Dear Sir or Madam:

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7 and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

     This Confirmation amends, restates and supercedes in its entirety all prior communications between the parties hereto.

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.


SRFP Cap Confirmation                                                        1
Ref. No. 806211

In this Confirmation "Party A" means Swiss Re Financial Products Corporation and "Party B" means The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                                    As set forth in the Attached Schedule, Schedule A.

       Trade Date:                                         April 26, 2006

       Effective Date:                                     March 25, 2009

       Termination Date:                                   June 25, 2015, subject to adjustment in accordance
                                                           with the Following Business Day Convention.

Fixed Amounts:



SRFP Cap Confirmation                                                        2
Ref. No. 806211


       Fixed Rate Payer:                                   Party B; provided that the payment of the Fixed
                                                           Amount to Party A shall be made on behalf of Party
                                                           B by UBS Securities LLC from the proceeds of the
                                                           sale of the Certificates.


       Fixed Rate Payer Payment Date:                      April 28, 2006

       Fixed Amount:                                       USD 2,998,000

Floating Amounts:

       Floating Rate Payer:                                Party A

       Cap Rate I:                                         See attached Schedule A under the column "Cap Rate I (%)"

       Scale Factor:                                       250

       Floating Rate Payer Period End Dates:               The 25th day of each month of each year, subject to
                                                           adjustment in accordance with the Following
                                                           Business Day Convention.

       Floating Rate Payer Payment Dates:                  Two (2) Business Days prior to each Period End
                                                           Date, commencing on April 23, 2009

       Floating Rate Payer Payment Amount:                 Notional Amount times Scale Factor times Floating
                                                           Rate Day Count Fraction times (the greater of (a)
                                                           zero and (b) Floating Rate Option minus the Cap
                                                           Rate)

       Floating Rate Option:                               USD-LIBOR-BBA, provided, however, for any
                                                           Calculation Period, if the Floating Rate Option is
                                                           greater than the rate set forth opposite such
                                                           Calculation Period as set forth in Schedule A under
                                                           the heading Cap Rate II (%), then the Floating Rate
                                                           for such Calculation Period shall be deemed to be
                                                           such rate.

       Designated Maturity:                                One month

       Spread:                                             None

       Floating Rate Day Count Fraction:                   Actual/360

       Reset Dates:                                        The first day of each Calculation Period.

       Compounding:                                        Inapplicable




SRFP Cap Confirmation                                                        3
Ref. No. 806211


Business Days for payment:                                 New York

Calculation Agent:                                         Party A; provided, however, that if an Event of
                                                           Default occurs with respect to Party A, then Party
                                                           B shall be entitled to appoint a financial
                                                           institution which would qualify as a Reference
                                                           Market-maker to act as Calculation Agent (such
                                                           financial institution subject to Party A's
                                                           consent).

Additonal Payment                                          For value May 26, 2006, Party A shall pay UBS Securities
                                                           LLC a payment in the sum of USD 1,060,000.00


3.   Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.


4. Account Details:

       Account for payments to Party A:                    JPMorgan Chase Bank
                                                           SWIFT: CHASUS33
                                                           Account of: Swiss Re Financial Products
                                                           Account No.: 066-911184
                                                           ABA# 021000021

       Account for payments to Party B:                    The Bank of New York
                                                           New York, NY
                                                           ABA # 021-000-018
                                                           GLA # 111-565
                                                           For Further Credit:  TAS A/C 550668
                                                           Attn:  Arthur Rea (212)-815-4800


5. Offices:

       The Office of Party A for this Transaction is:      New York, NY

       The Office of Party B for this Transaction:         New York, NY

6. Party A agrees to the following: (a) the sole recourse in respect of the obligations of Party B under this Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Transaction solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Transaction, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under either such party.

7. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



SRFP Cap Confirmation                                                        4
Ref. No. 806211

 Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

                    Swiss Re Financial Products Corporation
                                  Attention: Derivatives Documentation
                              Fax: (917) 322-7201 Phone: (212) 407-7322


Swiss Re Financial Products             Accepted and confirmed as of the date
orporation                              first written:

                                        The Bank of New York, not in its
                                        individual capacity but solely as
                                        trustee on behalf of the Supplemental
                                        Interest Trust for CWALT, Inc.
                                        Alternative Loan Trust 2006-OA7



By:                                    By:
-----------------------------------    ----------------------------------------

Name:                                  Name:
-----------------------------------    ----------------------------------------

Title:                                 Title:
-----------------------------------    ----------------------------------------



SRFP Cap Confirmation                                                        5
Ref. No. 806211

Schedule A to the Confirmation dated as April 28, 2006
Re: Reference Number: 866211

Between Swiss Re Financial Products Corporation and The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7.

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention


-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
                                                                                  Notional
                                                                                    Amount               Cap                  Cap
From and including               To but excluding                                    (USD)        Rate I (%)          Rate II (%)
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
March 25, 2009                   April 25, 2009                              2,252,320.320              6.38                 7.77
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
April 25, 2009                   May 25, 2009                                2,114,255.782              6.38                 7.77
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
May 25, 2009                     June 25, 2009                               2,054,594.113              6.38                 7.76
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
June 25, 2009                    July 25, 2009                               1,996,596.323              6.38                 7.75
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
July 25, 2009                    August 25, 2009                             1,940,133.980              6.38                 7.73
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
August 25, 2009                  September 25, 2009                          1,885,351.777              6.38                 7.72
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
September 25, 2009               October 25, 2009                            1,832,176.923              6.38                 7.69
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
October 25, 2009                 November 25, 2009                           1,709,560.496              6.38                 7.67
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
November 25, 2009                December 25, 2009                           1,662,135.149              6.38                 7.64
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
December 25, 2009                January 25, 2010                            1,616,128.182              6.38                 7.60
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
January 25, 2010                 February 25, 2010                           1,571,505.676              6.38                 7.54
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
February 25, 2010                March 25, 2010                              1,528,238.674              6.38                 7.50
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
March 25, 2010                   April 25, 2010                              1,486,180.215              6.38                 7.45
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
April 25, 2010                   May 25, 2010                                1,375,690.829              6.38                 7.39
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
May 25, 2010                     June 25, 2010                               1,338,518.736              6.38                 7.33
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
June 25, 2010                    July 25, 2010                               1,302,335.258              6.38                 7.25
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
July 25, 2010                    August 25, 2010                             1,267,248.804              6.38                 7.17
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
August 25, 2010                  September 25, 2010                          1,233,254.171              6.38                 7.09
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
September 25, 2010               October 25, 2010                            1,200,280.477              6.38                 7.00
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
October 25, 2010                 November 25, 2010                           1,098,536.691              6.38                 6.90
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
November 25, 2010                December 25, 2010                           1,069,608.420              6.38                 6.80
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
December 25, 2010                January 25, 2011                            1,041,526.947              6.38                 6.69
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
January 25, 2011                 February 25, 2011                           1,014,294.038              6.38                 6.59
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
February 25, 2011                March 25, 2011                                987,870.114              6.38                 6.48
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
March 25, 2011                   April 25, 2011                                962,194.808              6.50                 6.65
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
April 25, 2011                   May 25, 2011                                  864,659.497              6.57                 6.72
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
May 25, 2011                     June 25, 2011                                 841,986.990              6.64                 6.79
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
June 25, 2011                    July 25, 2011                                 819,913.296              6.72                 6.87
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
July 25, 2011                    August 25, 2011                               798,443.862              6.79                 6.94
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
August 25, 2011                  September 25, 2011                            777,550.874              6.86                 7.01
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
September 25, 2011               October 25, 2011                              761,224.641              6.94                 7.09
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
October 25, 2011                 November 25, 2011                             683,145.855              7.01                 7.16
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
November 25, 2011                December 25, 2011                             669,314.841              7.08                 7.23
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
December 25, 2011                January 25, 2012                              655,863.751              7.10                 7.30
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
January 25, 2012                 February 25, 2012                             643,254.251              7.10                 7.38
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
February 25, 2012                March 25, 2012                                631,031.315              7.10                 7.45
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
March 25, 2012                   April 25, 2012                                619,142.004              7.10                 7.52
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------


SRFP Cap Confirmation                                                        6
Ref. No. 806211


-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
April 25, 2012                   May 25, 2012                                  559,804.969              7.10                 7.60
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
May 25, 2012                     June 25, 2012                                 549,393.468              7.10                 7.77
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
June 25, 2012                    July 25, 2012                                 539,221.732              7.10                 7.89
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
July 25, 2012                    August 25, 2012                               529,443.449              7.10                 8.00
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
August 25, 2012                  September 25, 2012                            520,023.411              7.10                 8.11
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
September 25, 2012               October 25, 2012                              510,832.998              7.10                 8.20
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
October 25, 2012                 November 25, 2012                             461,882.064              7.10                 8.30
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
November 25, 2012                December 25, 2012                             452,244.144              7.10                 8.38
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
December 25, 2012                January 25, 2013                              442,897.424              7.10                 8.47
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
January 25, 2013                 February 25, 2013                             433,830.194              7.10                 8.56
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
February 25, 2013                March 25, 2013                                425,032.793              7.10                 8.62
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
March 25, 2013                   April 25, 2013                                416,503.492              7.10                 8.68
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
April 25, 2013                   May 25, 2013                                  384,647.176              7.10                 8.75
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
May 25, 2013                     June 25, 2013                                 376,695.836              7.10                 8.81
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
June 25, 2013                    July 25, 2013                                 368,990.715              7.10                 8.85
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
July 25, 2013                    August 25, 2013                               361,527.364              7.10                 8.90
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
August 25, 2013                  September 25, 2013                            354,293.696              7.10                 8.92
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
September 25, 2013               October 25, 2013                              347,286.109              7.10                 8.94
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
October 25, 2013                 November 25, 2013                             340,497.188              7.10                 8.96
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
November 25, 2013                December 25, 2013                             333,919.760              7.10                 8.96
------------------------------- ------------------------------ --------------------------- ----------------- --------------------
December 25, 2013                January 25, 2014                              327,549.685              7.10                 8.97
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
January 25, 2014                 February 25, 2014                             321,378.619              7.10                 8.96
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
February 25, 2014                March 25, 2014                                315,402.725              7.10                 8.95
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
March 25, 2014                   April 25, 2014                                309,615.262              7.10                 8.92
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
April 25, 2014                   May 25, 2014                                  304,012.573              7.10                 8.90
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
May 25, 2014                     June 25, 2014                                 298,586.105              7.10                 8.87
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
June 25, 2014                    July 25, 2014                                 293,332.195              7.10                 8.83
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
July 25, 2014                    August 25, 2014                               288,246.078              7.10                 8.78
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
August 25, 2014                  September 25, 2014                            283,323.079              7.10                 8.74
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
September 25, 2014               October 25, 2014                              278,556.582              7.10                 8.69
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
October 25, 2014                 November 25, 2014                             273,942.219              7.10                 8.62
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
November 25, 2014                December 25, 2014                             269,476.640              7.10                 8.53
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
December 25, 2014                January 25, 2015                              265,156.483              7.10                 8.44
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
January 25, 2015                 February 25, 2015                             260,976.630              7.10                 8.36
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
February 25, 2015                March 25, 2015                                256,931.306              7.10                 8.26
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
March 25, 2015                   April 25, 2015                                253,017.419              7.10                 8.17
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
April 25, 2015                   May 25, 2015                                  249,229.539              7.10                 8.08
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------
May 25, 2015                     June 25, 2015                                 245,620.215              7.10                 7.96
-------------------------------- ------------------------------ --------------------------- ----------------- --------------------


SRFP Cap Confirmation                                                        7
Ref. No. 806211

Schedule B to the Confirmation dated as of May 24, 2006
Re: Reference Number: 866211


Between Swiss Re Financial Products Corporation ("Party A") and The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA7 ("Party B).

  Part 1. Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of the
Agreement:

       Section 5(a)(v):    None.
       Section 5(a)(vi):   None.
       Section 5(a)(vii):  None.
       Section 5(b)(iv):   None.

       and in relation to Party B for the purpose of the Agreement:

      Section 5(a)(v):     None.
      Section 5(a)(vi):    None.
      Section 5(a)(vii):   None.
      Section 5(b)(iv): None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Bankruptcy" provision of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Party B.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(k)  Payments on Early Termination. For the purpose of Section 6(e) of the
     Agreement:


SRFP Cap Confirmation                                                        8
Ref. No. 806211

      (i) Market Quotation will apply; and (ii) The Second Method will apply.

(l)  "Termination Currency" means United States Dollars.

(m) "Additional Termination Event" will not apply, except as provided in Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in
Part 5(m) hereof..

Part 2. Tax Representations.

      Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
      Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

      Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations:

         (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

         (ii) Party B represents that it is a Trustee under the Pooling and Servicing Agreement.


Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

----------------------------- ---------------------------------------------------------- --------------------------------
  Party Required to                    Form/Document/Certificate                                Date by Which
  Deliver Document                                                                             to be Delivered
----------------------------- ---------------------------------------------------------- --------------------------------
  Party A and Party B         Any form or document required or reasonably requested      Promptly upon reasonable
                              to allow the other party to make payments under the        Demand by the other party.
                              Agreement without any deduction or withholding for
                              or on account of any Tax, or with such deduction or
                              withholding at a reduced rate.
----------------------------- ---------------------------------------------------------- --------------------------------


SRFP Cap Confirmation                                                        9
Ref. No. 806211

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

---------------------------- --------------------------------- ---------------------------- -------------------------
Party required to            Form/Document/or                  Date by which to be          Covered by Section
deliver                      Certificate                       delivered                    3(d) representation
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A                      Certified copy of the Board of    Concurrently with the        Yes
                             Directors resolution (or          execution and delivery of
                             equivalent authorizing            the Confirmation.
                             documentation) which sets forth
                             the authority of each signatory
                             to the Confirmation signing on
                             its behalf and the authority of
                             such party to enter into
                             Transactions contemplated and
                             performance of its obligations
                             hereunder.
---------------------------- --------------------------------- ---------------------------- -------------------------

Party A and Party B          Incumbency Certificate (or, if    Concurrently with the        Yes
                             available the current             execution and delivery of
                             authorized signature book or      the Confirmation unless
                             equivalent authorizing            previously delivered and
                             documentation) specifying the     still in full force and
                             names, titles, authority and      effect.
                             specimen signatures of the
                             persons authorized to execute
                             the Confirmation which sets
                             forth the specimen signatures
                             of each signatory to the
                             Confirmation signing on its
                             behalf.
---------------------------- --------------------------------- ---------------------------- -------------------------

Party A                      The Guaranty of Swiss             Concurrently with the        No
                             Reinsurance Company ("Swiss       execution and delivery of
                             Re"), dated as of the date        the Confirmation.
                             hereof, issued by Swiss Re as
                             Party A's Credit Support
                             Provider (in the form annexed
                             hereto as Exhibit A).
---------------------------- --------------------------------- ---------------------------- -------------------------
Party B                      The Pooling and Servicing         Concurrently with the        No
                             Agreement.                        execution and delivery
                                                               of the Confirmation.



---------------------------- --------------------------------- ---------------------------- -------------------------

SRFP Cap Confirmation                                                        10
Ref. No. 806211

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

       Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b)  Process Agent. For the purpose of Section 13(c) of the Agreement:

       Party A appoints as its Process Agent: None.
       Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d)  Multibranch Party. For the purpose of Section 10(c) of the Agreement:

       Party A is not a Multibranch Party.
       Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f) Credit Support Provider.

       Credit Support Provider means in relation to Party A: Swiss Re. Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

         (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.


SRFP Cap Confirmation                                                        11
Ref. No. 806211

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)      Fully-paid Party Protected.

         Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)      Proceedings.

         Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWALT, Inc. Alternative Loan Trust 2006-OA7, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWALT, Inc. Alternative Loan Trust 2006-OA7, Mortgage Pass-Through Certificates, The LIBOR Certificates (the "Securities").

(g)      Transfer, Amendment and Assignment.

         No transfer, amendment, waiver, supplement, assignment or other modification of this Agreement shall be permitted by either party unless (i) each party has given prior written consent to the other party, (ii) each of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"), have been provided prior notice of such modification and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Securities.

(h)      Set-off.

         The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(i)      Section 1(c)

         For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(j)      [Reserved]


SRFP Cap Confirmation                                                        12
Ref. No. 806211

(k)      Rating Agency Downgrade

         If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party within (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex within
         (30) days of such Ratings Event and subject to Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") prior written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities. For avoidance of doubt, a downgrade of the rating on the Securities could occur in the event that Party A does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to Party A (or any applicable credit support provider), in the event that either (i) its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P and at least "P-1" by Moody's, (ii) its long-term unsecured and unsubordinated debt ceases to be rated at least "A2" by Moody's or (iii) if no short-term rating is available from Moody's, the unsecured, long-term senior debt obligations of Party A ceases to be rated "A1" by Moody's (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of S&P and Moody's has reconfirmed the ratings of the Securities, as applicable, which was in effect immediately prior thereto).

         If Party A's (or any applicable credit support provider's) (i) long-term unsecured and unsubordinated debt rating ceases to be rated "BBB-" by S&P or is withdrawn by S&P or ceases to be rated "A3" or below by Moody's or (ii) its short-term debt rating ceases to be rated "P-2" or below by Moody's , then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party within (10) business days that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Confirmation and
         (ii) with respect to a downgrade of a rating from Moody's, immediately deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex and subject to Moody's Investors Service, Inc. ("Moody's") prior written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities.

(l)      Additional Termination Event

         Additional Termination Event will apply if Party A has not complied with clause (j) above, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(m)      Amendment to ISDA Form.

         The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.


SRFP Cap Confirmation                                                        13
Ref. No. 806211

(n)     Regulation AB Compliance.

         Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.


SRFP Cap Confirmation                                                       14
Ref. No. 806211

                                                                     Exhibit A

                                   GUARANTY

To: The Bank of New York, not in its individual capacity but solely as trustee for the CWALT, Inc. Alternative Loan Trust 2006-OA7, Mortgage Pass-Through Certificates, Series 2006-OA7 (The LIBOR Certificates) (the "Rated Securities") pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2006, among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 866211) dated as of April 27, 2006 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE


SRFP Cap Confirmation                                                        15
Ref. No. 806211

GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 27th day of April, 2006.



                                                 SWISS REINSURANCE COMPANY


SRFP Cap Confirmation                                                        16
Ref. No. 806211

      Item 1115 Agreement dated as of January 26, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and SWISS RE FINANCIAL PRODUCTS CORPORATION, as counterparty (the "Counterparty").

                                   RECITALS

            WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

            WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP: As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.  Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement;

                  (E) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

            (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

                  (B) if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

      (b)   Following the Closing Date with respect to a Transaction,

            (i) (I) no later than the 25th calendar day of each month, the Counterparty shall (i) notify the related Depositor in writing of (A) any material litigation or governmental proceedings pending against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement or (B) any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (ii) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in
                  Section 2(b)(i)(I)(i); and

            (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item

                  1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

            (iii) if the related Depositor requests Company Financial
                  Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

      (c) Prior to printing of any Prospectus Supplement, CHL and Depositor will inform the Counterparty of the scope and extent of the information that they need to receive from the Counterparty for use in the related Prospectus Supplement for the purpose of compliance with Item 1115 of Regulation AB (the "Scope of Information"). CHL and the Depositor acknowledge that the Counterparty need not undertake any review of the related Prospectus Supplement (other than with respect to the Company Information and/or the Company Financial Information) in connection with its provision of the Company Information and/or the Company Financial Information.

Section 3.  Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or
            Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

            (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (iii) The Company Financial Information and other Company
                  Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.  Indemnification; Remedies

      (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
            Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company

                  Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to the Closing Date.

      (b)   (i)   Any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material when and as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination
                  Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment
                  (notwithstanding anything in the Derivative Agreement to the contrary).

            (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

      (c) CHL and the related Depositor shall indemnify the Counterparty, each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
            Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (A) any untrue statement of a material fact contained or alleged to be contained in the related Prospectus Supplement (other than the Company Information), or (B) the omission or alleged omission to state in related Prospectus Supplement (other than the Company Information) a material fact required to be stated in the Prospectus Supplement or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 5.  Miscellaneous.

      (a)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this

            Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

      (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

      (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.


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


            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                  CWABS, INC.



                                  By:  /s/ Ruben Avilez
                                       ----------------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President


                                  CWMBS, INC.


                                  By:  /s/ Ruben Avilez
                                       ----------------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President


                                  CWALT, INC.


                                  By:  /s/ Ruben Avilez
                                       ----------------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President



                                  CWHEQ, INC.


                                  By:  /s/ Ruben Avilez
                                       ----------------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President


                                  COUNTRYWIDE HOME LOANS, INC.



                                  By:  /s/ Ruben Avilez
                                       ----------------------------------------
                                        Name:  Ruben Avilez
                                        Title:  Vice President


                                  SWISS RE FINANCIAL PRODUCTS CORPORATION

                                  By:  /s/ Philip A. Lotz
                                       ----------------------------------------
                                        Name:  Philip A. Lotz
                                        Title: President




                                      10